Manor Investment Funds, Inc.
                 15 Chester Commons, Malvern, PA  19355
                         610-722-0900         800-787-3334




Semi-Annual Report
December 31, 2001






Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com





Managed by:
Morris Capital Advisors, Inc.





Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355

December 31, 2001

Dear Fellow Shareholders:

     Shareholder assets in the Fund remain over $5 million, despite the difficult financial markets over the past two years. Assets continue to grow throughshareholder contributions and a sharp rebound in investment performance during this most recent quarter. I thank eachof you for your belief in our long-term investment philosophy.


Macro-economic Magic

	Whether you are a fan of Frodo Baggins, or a fan of Harry Potter, there is no denying that the theme of the year-end entertainment season is magic. In Lord of the Rings, Frodo Baggins triumphed in his epic adventure to destroy the powerful but dangerous ring with help from Elves, Ents, and the magic of the ring itself. Harry Potter entertained young and old alike with his emergence from the muggle world and his first year of potions and spells at the Hogwarts School of Witchcraft and Wizardry.

As if that wasn't enough, we are also beginning to enjoy the results of the potion that Alan Greenspan and the Fed economic wizards mixed to stimulate economic growth. It started with interest rate cuts early in the year that seemed to have little effect. But Greenspan and crew kept waving their interest rate wand, lowering rates 11 times, until short-term rates hit 1.75%, the lowest level in 40 years. But their efforts weren't limited to the obvious rate cuts; behind the scenes they were increasing money supply growth as well. It is one of the few times during Greenspan's tenure that he has used both interest rates and the money supply concurrently to stimulate the economy. The other notable time was after the market meltdown in 1987.

But the Fed wizards are also getting help from low inflation and the decline in oil prices. With inflation low the Fed can keep interest rates down longer, extending the benefit. The fall in oil prices from $32 to below $20 will also help to boost the economy by keeping inflation subdued, reducing costs for corporations facing profit pressures, and acting as a disguised tax cut for consumers.

The only area that hasn't contributed its part to the economic rebound is Congress. As usual, when the going gets tough the partisans start bickering.


The Manor Fund

The Manor Fund was up 10.18% for the quarter, in line with the S&P 500 and comparable mutual funds. The Fund was helped by strong performance from Intel, Tyco, and Citigroup. Intel rose as investors began to sense an improvement in economic conditions and the possibility of a rebound in orders for microprocessors. Tyco continued to move higher helped by strong cash flow from recent acquisitions. Citigroup rallied on the expected announcement of their intent to spin off their property and casualty business.

The Fund was hurt by weakness in Merck, Cardinal Health, and Allstate.
Merck lagged all year on concerns about potential patent expirations, slowing earnings growth, and overvaluation. Cardinal Health suffered as investors moved money out of defensive healthcare companies. Allstate was under pressure from concerns about claims exposure in the wake of the terrorist attacks of September 11.

During the last several months of the year we increased our investments in the market with purchases of Boeing, Freddie Mac, Manor Care and S&P 500 index securities. We purchased Boeing during the 30% sell-off that following the terrorist attacks, and it has been one of our best performers through year-end.


The Growth Fund

The Growth Fund was up 14.89% outperforming the S&P 500 and comparable mutual funds for the quarter, and the entire year. The Fund was helped by positive performance from Xilinx, Intel, and Cendant. Xilinx and Intel both rallied on the expectation of improved demand for microprocessors.

The Fund was hurt by poor performance from Express Scripts, Ivax, and AmeriSource Bergen. All three are healthcare companies, and have been hurt by the shift out of defensive issues by investors. Express Scripts and AmeriSource Bergen were also hurt by changes in the pharmaceutical distribution industry. Ivax suffered from investor concern about the potential for new generic drug products.

During the last several months of the year we increased our investments in the market with purchases of Barnes & Noble, Greenpoint Financial, Quest Diagnostics, Universal Health Services and Waters Corp. We purchased Barnes & Noble after they warned of lower earnings, and they have been one of our best performers since then.


The Bond Fund

	The Bond Fund performed in line with comparable mutual funds, declining 0.63% during the 4th Quarter, but rising 5.77% for the full year. The bond market rallied through the end of October as the Fed continued to cut interest rates. After the Treasury announced their intention to eliminate the issuance of long-term bonds the market became worried about renewed economic growth and the possibility of rising inflation, causing rates to rise through year-end.
The Fund's portfolio of US Treasury Notes continues to be somewhat conservative with an average yield to maturity of 3.63% and an average maturity of 3.9 years.


Magical Results

Make no mistake about it, the macro-economic magic currently at work will stimulate the economy. Demand will improve, translating into higher production, a reduction of overcapacity, and renewed demand for workers and capital goods. The rebound in the markets that we have witnessed over the past several months is a strong indicator that we will see a real economic rebound by the middle part of this year. I expect that the stock markets will continue to rebound and I have been gradually investing in companies that I think will do well in this environment.

			Sincerely,
			Daniel A. Morris




Manor Fund
December 31, 2001
Portfolio of Investments


Description	                                  Shares                Market
                                                                     Value
Common & Preferred Stock

Consumer Staples          3.6%
          Pepsico                                1,560              75,956
                                                               -----------
                                                                    75,956
Consumer Disc.          2.6%
          AOL Time Warner                        1,660              53,286
                                                               -----------
                                                                    53,286
Retail          4.0%
          Cardinal Health                        1,305              84,381
                                                               -----------
                                                                    84,381
Medical          12.8%
          Manor Care                             2,340              55,481
          Merck                                  1,600              94,080
          Pfizer                                 2,970             118,355
                                                               -----------
                                                                   267,916
Automobile	      3.9%
          General Motors                         1,690              82,134
                                                               -----------
                                                                    82,134
Industrial Products          6.3%
          Tyco Intl Ltd.                         2,240             131,936
                                                               -----------
                                                                   131,936
Construction          3.7%
          Kaufman & Broad                       1,910               76,591
                                                               -----------
                                                                    76,591
Multi-Industry          4.4%
          General Electric                      2,270               90,982
                                                               -----------
                                                                    90,982
Computer          20.0%
          Cisco                                 2,350               42,559
          Citrix Systems                        2,570               58,236
          Hewlett-Packard                       1,960               40,258
          Intel                                 4,320              135,864
          IBM                                     950              114,912
          Scientific Atlanta                   1,060                25,376
                                                               -----------
                                                                   417,205
Aerospace          2.3%
          Boeing                               1,230                47,699
                                                               -----------
                                                                    47,699
Oils          8.2%
          Chevron Texaco                       1,000                89,610
          Devon Energy                         1,220                47,153
          Nabors                               1,010                34,673
                                                               -----------
                                                                   171,436
Finance          17.4%
          Allstate Insurance                   2,720                91,664
          Citigroup                            2,799               141,294
          Fed Nat Mtg Assoc                    1,120                89,040
          Freddie Mac                            620                40,548
                                                               -----------
                                                                   362,546
Utilities          2.2%
          Exelon                                 970                46,444
                                                               -----------
                                                                    46,444
Other Assets          2.2%
          S&P 500 SPDR                           400                45,692
                                                               -----------
                                                                    45,692
Cash and Equiv.          6.4%
          FNBCC Inv. Ch.                                           134,665
                                                               -----------
                                                                   134,665
                                                               -----------
Total Portfolio                                                  2,088,869
                                                               ===========




Manor Fund
December 31, 2001

Top Five Holdings

Company	Industry		% of Net Assets

Citigroup	Finance		6.8 %
Intel	      Computer		6.5 %
Tyco	      Industrial Prod	6.3 %
Pfizer	Medical		5.7 %
IBM	      Computer		5.5 %


Top Five Industries

Industry		% of Net Assets
Computer		20.0 %
Finance		17.4 %
Medical		12.8 %
Oil		       8.2 %
Ind.               6.3 %


Fund Performance

	                  	Total Return
			3 Months	Trailing Year      Annualized
                                            Since Inception
Manor Fund	       10.18 %	    -16.24 %	  5.15 %
Lipper Large-Cap
 Core Index	       10.30 %	    -12.82 %	  8.38 %
S&P 500 Index	 10.69 %	    -11.79 %	 13.17 %




Growth Fund
December 31, 2001
Portfolio of Investments


Description	                              		Shares MarketValue

Common & Preferred Stock

Consumer Staples	2.8%
	Jones New York                                  1,270       42,126
                                                                --------
                                                                  42,126
Consumer Disc.	5.9%
	Barnes & Noble                                  1,480       43,808
	Cendant Corp.                                   2,370	      46,476
                                                                --------
                                                                  90,284
Retail	5.6%
	Amerisource Berg.                                769	      48,870
	Ebay	                                           550	      36,795
                                                                --------
                                                                  85,665
Medical	20.0%
      Andrx Group                                      770	      54,216
      Cytyc Corp                                     1,530	      39,933
      Express Scripts                                  980	      45,825
	Forest labs	                                     360	      29,502
	Ivac Corp	                                   2,843	      57,258
	Quest Diagnostics                                570	      40,875
	Universal Health                                 870	      37,219
                                                               ---------
                                                                 304,828

Computer	23.7%
      Cisco                                            620        11,228
      Dell Computer                                  1,570        42,673
      Intel                                          1,980        62,271
      Microsoft Corp.                                  960        63,600
      Sun Microsystems	                             2,080        25,584
      Vishay                                         1,930        37,635
      Waters Corp.                                   1,110        43,013
	Xilinx                                         1,900        74,195
                                                               ---------
                                                                 360,199

Oils	10.0%
	GlobalSanteFe	                             1,835	      52.334
	Helmerich Payne	                             1,120	      37,386
	Ultramar Diamond	                             1,260	      62,345
                                                               ---------
                                                                 152,065
Finance	7.4%
      Dime Bankcorp                                  1,500        54,120
      Greenpoint Fin.                                  870        31,103
      T. Rowe Price                                    790        27,437
                                                              ----------
                                                                 112,660
Transportation	1.8%
      Tidewater	                                     830	      28,137
                                                               ---------
                                                                  28,137
Business Services	2.8%
	TMP Worldwide	                             1,000	      42,900
                                                               ---------
                                                                  42,900
Other Assets	10.3%
	Mid Cap SPDR                                     640	      59,392
	Nasdaq 100 Dep.                                  520        20,233
	S&P 500 SPDR                                     680        77,676
                                                               ---------
                                                                 157,301

Cash and Equiv.	9.5%
	FNBCC Inv. Ch.                                             145,037
                                                              ----------
                                                                 145,037
                                                              ----------
Total Portfolio                                                1,521,202
                                                              ==========



Growth  Fund
December 31, 2001

Top Five Holdings

Company			Industry		% of Net Assets
S&P 500 SPDR		Other Assets	5.1 %
Xilinx			Computer		4.9 %
Microsoft 			Computer		4.2 %
Ultramar Dia. Shamrock	Oil		      4.1 %
Intel			      Computer		4.1 %


Top Five Industries

Industry		% of Net Assets
Computer		23.7 %
Medical		20.0 %
Other Assets	10.3 %
Oil		      10.0 %
Finance		 7.4 %



Fund Performance
                  		Total Return
			3 Months	Trailing Year  Annualized
                                             Since Inception
Growth Fund	       4.89 %         -6.18 %       -4.33 %
Lipper Large-Cap
 Growth Index     14.21 %         23.86 %      -13.52 %
S&P 500 Index     10.69 %        -11.79 %	     - 5.68 %






Bond Fund
December 31, 2001

Portfolio of Investments


                        				Par Value	Market Value

Government Bonds  97.7 %

1 to 3 years to maturity
U.S. Treasury  4.625%   Due 02-28-03  	     150,000	   154,125
U.S. Treasury  3.875%   Due 07-31-03 	     200,000	   203,750
U.S. Treasury  2.750%   Due 10-31-03 	     100,000	    99,781
U.S. Treasury  5.250%   Due 05-15-04	     180,000	   187,706
U.S. Treasury  6.000%   Due 08-15-04	     100,000	   106,156
                                                           -----------
3 to 5 years to maturity
U.S. Treasury  5.875%   Due 11-15-05           100,000	   106,250
U.S. Treasury  5.625%   Due 02-15-06	     100,000	   105,375
U.S. Treasury  4.625%   Due 05-15-06	     150,000	   152,109
                                                           -----------
5 to 10 years to maturity
U.S. Treasury  5.500%   Due 05-15-09	     100,000	   103,625
U.S. Treasury  6.000%   Due 08-15-09	     100,000	   106,594
U.S. Treasury  5.000%   Due 02-15-11	     100,000	    99,688
                                                           -----------
                                                             1,425,159
Cash and Equiv.  2.3 %
FNBCC Inv. Choice				                            34,589
                                                           -----------
                                                                34,589
                                                           -----------
Total Portfolio				                         1,459,748
                                                           ===========









Bond Fund
December 31, 2001

Top Five Holdings

Security	% of Net Assets

US Treasury 3.875% due  7/31/2003	       13.8 %
US Treasury 5.25% due  5/15/2004	       12.7 %
US Treasury 4.625% due  2/28/2003	       10.4 %
US Treasury 4.625% due  5/15/2006	       10.3 %
US Treasury 6.0% due  8/15/2009		  7.2 %

Fund Performance

		Total Return

	 	                 3Month      Trailing Year     Annualized
                                                           Since Inception
Bond Fund		            -0.63            5.77 %	        5.95 %
Lipper US Government          -0.63            6.67 %	        7.44 %
Lehman Inter. Gov't Index      0.04 %          7.98 %	        7.62 %






Manor Investment Funds, Inc.
Statement of Assets and Liabilities
December 31, 2001


                               Manor Fund	      Growth Fund       Bond Fund

Assets
   Investments in
       Securities             $ 1,954,205       $ 1,376,346     $ 1,425,159
  Cash                            134,664	          145,037          34,589
  Dividends & Interest
       Receivable		              295	              309	         18,115
                           --------------     -------------    ------------
Total Assets                    2,089,164	        1,521,692       1,477,863

Liabilities
 Expenses Payable                  2,272	            (461)	          1,440
                          --------------       ------------    ------------
Total Liabilities                  2,272	            (461)	          1,440

Net Assets
 Net Assets	               $   2,086,892      $   1,522,153   $   1,476,423
                           =============      =============   =============


Shares Outstanding           158,091.795	      170,071.230     138,833.650
                            ============	     ============    ============


Net Asset Value Per Share      $   13.20           $   8.95       $   10.63
                              ==========          =========       =========





Manor Investment Funds, Inc.
Statement of Operations
December 31, 2001

                             Manor Fund         Growth Fund       Bond Fund


Investment Income

Dividends                    $   25,344          $   5,609       $        0
Interest                          6,658              9,560           61,231
                           ------------       ------------     ------------
Total Investment Income          32,002	          15,169           61,231


Expenses

Management Fee                   23,601             15,676            5,858
Custodian Fee                     1,038	           1,043            1,467
Miscellaneous Fee                10,011	           6,742            4,892
                             ----------         ----------       ----------
Total Expenses                   34,650             23,461           12,217
                             ----------         ----------       ----------
Net Investment Income            (2,648)            (8,292)          49,014



Realized & Unrealized Gain (Loss) on Investments

Net Realized gain (loss)        (78,780)	         (45,013)              59
Change in Unrealized
   Appreciation                (352,004)           (53,439)	         22,315
                             ----------	      ----------	     ----------
Net Gain (Loss) on
    Investments                (430,784)           (98,452)          22,374
                             ----------         ----------       ----------
Increase (Decrease) in
  Net Assets from Operations $ (433,432)	    $   (106,744)	     $   71,388
                             ==========	      ==========       ==========





Manor Investment Funds, Inc.
Statement of Changes in Net Assets
December 31, 2001


                             Manor Fund	     Growth Fund	     Bond Fund

Increase (Decrease) in Net Assets from Operations

Net Investment Income        $   (2,648)        $   (8,292)     $   49,014

Net realized gain (loss)        (78,780)	         (45,013)	            59
  on investments

Net Change in Unrealized       (352,004)           (53,439)         22,315
Appreciation
                           ------------	    ------------	  ------------
                               (433,432)	        (106,744)         71,388


Distributions to Shareholders from
Net Investment Income		   - 0 -              - 0 -           48,343

Net Realized Gain on Investments - 0 -              - 0 -           - 0 -
                          ------------	    ------------	  ------------
                                 - 0 -              - 0 -           48,343

Capital Share Transactions
Reinvested Shareholder
  distributions                  - 0 -	          - 0 -           48,343

Proceeds from shares sold       556,807            348,349         813,004

Payments for shares redeemed   (605,915)	        (247,868)       (211,077)
                           ------------	    ------------	  ------------
                                (49,108)	         100,481         650,270
                           ------------	    ------------	  ------------
Total Increase (Decrease)      (482,540)	          (6,263)        673,315
 in Net Assets

Net Assets
Beginning of Period           2,569,432          1,528,416         803,108
                           ------------	    ------------	  ------------
End of Period             $   2,086,892       $  1,522,153   $   1,476,423
                           ============	    ============	  ============